Summitry Equity Fund

GGEFX

SUMMARY PROSPECTUS

June 1, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.summitryfunds.com. You can also get this information at no cost by calling (866) 954-6682 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated June 1, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Summitry Equity Fund (the “Fund”) is to provide long-term capital appreciation. A secondary objective is to provide current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (Fees paid directly from your investment)
Fee for Redemptions Paid by Wire	$15
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees[1]	0.00%
Other Expenses	0.37%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses[2]	1.38%
Fee Waiver/Expense Reimbursement[3]	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.26%
1	The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated prior to May 31, 2027.
2	“Total Annual Fund Operating Expenses” shown in the table above differ from the ratio of expenses to average net assets shown in the Financial Highlights because the Financial Highlights exclude “Acquired Fund Fees and Expenses.”
3	Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursement reflects that, as of the date of this Prospectus, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2027, so that Total Annual Fund Operating Expenses does not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Trust, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date the particular expense payment occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

1

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, the 12b-1 Plan will not be activated prior to May 31, 2027, and the contractual agreement to limit expenses remains in effect only until May 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$478	$852	$1,902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks that in the opinion of the Fund’s adviser, Summitry LLC, (the “Adviser”) appear to be temporarily undervalued by the market. The Adviser focuses on businesses that have strong cash flow, solid balance sheets, a history of consistent profitability, high return on capital, and the capacity to pay and regularly increase dividends. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

The Adviser considers a security to be temporarily undervalued if the security’s intrinsic value as assessed by the Adviser’s proprietary “Equity Research and Portfolio Implementation Process,” is significantly greater than the range in which the security is trading in the securities markets. In order to implement this strategy, the Adviser will focus on large capitalization global businesses, pay strict attention to the valuation of each business, and invest for the long-term.

The Adviser will select portfolio securities after a security has passed through its “Equity Research and Portfolio Implementation Process.” Typically, this process begins with quantitative screens or other idea sources that narrow the initial universe of stocks based on market capitalization, valuation metrics, return metrics, growth characteristics and financial strength.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights or warrants, which give the Fund the ability to purchase the common stock, and convertible securities, which are securities that are convertible into the common stock), real estate investment trusts (“REITs”), and shares of other investment companies (including open-end and closed-end funds and exchange-traded funds (“ETFs”)) whose portfolios primarily consist of equity securities. The Fund also may invest in foreign companies, either directly or through American Depositary Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest up to 20% of its net assets in cash and other cash equivalents.

Overpriced securities and those with deteriorating fundamentals that cannot support the current valuation of the security are candidates for sale.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

•	Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Risk of Warrants and Rights. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.
2

•	Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company issuing the convertible security and other factors also may have an effect on the convertible security’s investment value..
•	Volatility Risk. Common stocks tend to be more volatile than other investment alternatives. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.
•	Management Risk. Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.
•	Growth Risk. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
•	Large-Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.
•	Foreign Securities Risk. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.
•	Sector Risk. The Adviser may allocate more of the Fund’s investments to particular segments of the market. A particular market sector can be more volatile or underperform relative to the market as a whole. Stocks within the same group of industries will decline in price due to sector-specific, market or economic developments. To the extent that the Fund has over-weighted holdings within a particular sector, such as Information Technology, the Fund is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.
•	Focus Risk. While the Fund is diversified, it may, at times, hold the securities of a small number of issuers. At such times where the Fund may hold the securities of fewer issuers, the performance of these issuers could have a substantial impact on the Fund’s performance.
•	Real Estate Investment Trust (REIT) Risk. The Fund’s investments in REIT securities will expose the Fund to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.
•	Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds.
•	Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.
3

•	Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.
•	Legislation and Regulatory Risk. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.
•	Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.
•	U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
•	Cybersecurity Risk. The Fund and its service providers may be subject, directly or indirectly, to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency.

4

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns for the one-year, five-year, and ten-year periods compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future.

Annual Total Return (years ended December 31st)

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
11.41%
12.53%
-7.50%
26.60%
15.38%
25.30%
-20.40%
30.90%
25.43%
11.41%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart, the highest return for a quarter was 18.28% during the quarter ended June 30, 2020 and the lowest return for a quarter was (23.80)% during the quarter ended March 31, 2020. The year to date return as of March 31, 2026 was (6.79)%.

Average Annual Total Returns (for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
The Fund
Before Taxes	11.41%	12.78%	11.94%
After Taxes on Distributions	7.56%	10.03%	9.91%
After Taxes on Distributions and Sale of Fund Shares	9.49%	9.74%	9.38%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Current performance data may be obtained by calling (866) 954-6682. Performance data current to the most recent quarter end may be obtained from the Fund’s website at www.summitryfunds.com.

5

Portfolio Management

Investment Adviser – Summitry LLC

Portfolio Management Team

•        Colin Higgins, Portfolio Manager of the Fund since its inception in April 2009;
Chief Executive Officer of the Adviser

•        Kurt Hoefer, CFA, Portfolio Manager of the Fund since its inception in April 2009;
Portfolio Manager and Partner of the Adviser

•        Michael Kon, CFA, Portfolio Manager of the Fund since January 2017;
Portfolio Manager & Senior Research Analyst of the Adviser

•        Matthew Gordon, CFA, Portfolio Manager of the Fund since October 2018;
Portfolio Manager & Senior Research Analyst of the Adviser

Purchase and Sale of Fund Shares

Minimum Initial Investment $1,000 for all account types There is no minimum amount for subsequent investments

To Place Buy or Sell Orders

By Regular Mail: Summitry Equity Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

By Overnight Mail: Summitry Equity Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

By Phone: (866) 954-6682

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (866) 954-6682, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6